UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2019

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80233

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  800-935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2019, the Board of Directors of GrowGeneration Corp. (the “Company”) approved the terms of new employment agreements (each, a “New Employment Agreement”) with each of the Company’s Chief Executive Officer, Darren Lampert, and President, Michael Salaman (each, an “Executive”), to be entered into as of January 1, 2020.

The 3-year New Employment Agreement for each Executive will include the following terms: (i) the Company will pay the Executive an annual salary of $275,000 commencing January 1, 2020, subject to a 10% annual raise in the following fiscal years; (ii) the Company will pay the Executive a cash bonus with respect to the fiscal year ending December 31, 2019, in an amount equal to one-half of one percent multiplied by the difference between gross revenue for the fiscal year ending December 31, 2019 less $7,980,471; (iii) the Company will pay the Executive a cash bonus with respect to each fiscal year of the Company during the remainder term of the New Employment Agreement, commencing with the year ending December 31, 2020, in an amount equal to one-half of one percent multiplied by the difference between gross revenue for each respective fiscal year less the amount of gross revenue for fiscal year ending December 31, 2019; (iv) the Company will issue 100,000 shares of restricted common stock as a one-time signing bonus to the Executive as of January 1, 2020; (v) the Company will issue 100,000 shares of restricted common stock to the Executive as of January 1 of each year during the term of the New Employment Agreement, with the first issuance on January 1, 2020, the second on January 1, 2021 and the third on January 1, 2022; and (vi) the Company will issue as of June 21, 2019 to the Executive options to acquire 300,000 shares of restricted common stock of the Company with a three-year vesting period, at a price of $3.06 per share, with 100,000 options vest as of January 1, 2020, 100,000 options vest as of January 1, 2021 and 100,000 options vest as of January 1, 2022, subject to the terms and conditions of a separate option agreement and the Company’s 2018 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 1, 2019	GrowGeneration Corp.

	By:	/s/ Darren Lampert
		Name:	Darren Lampert
		Title:	CEO